SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 1997



                             DUKE ENERGY CORPORATION
             (Exact name of Registrant as Specified in its Charter)


        NORTH CAROLINA                     1-4928                 56-0205520
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


        422 South Church Street
       Charlotte, NC 28202-1904                   28202-1904
(Address of Principle Executive Offices)          (Zip code)

       Registrant's telephone number, including area code: 704-594-0887.


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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are additional information filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934.


EXHIBIT
NO.      DESCRIPTION
23.1       Consent of Independent Auditors

99.1 The following audited consolidated Financial Statements and Notes of Duke Energy Corporation are included in this Form 8-K:

           Consolidated Statements of Income for the Years
           Ended December 31, 1996, 1995 and 1994

           Consolidated Statements of Cash Flows for the Years
           Ended December 31, 1996, 1995 and 1994

           Consolidated Balance Sheets as of December 31, 1996
           and 1995

           Consolidated Statements of Common Stockholders' Equity for the Years Ended December 31, 1996, 1995 and 1994


           Notes to Consolidated Financial Statements
           Independent Auditors' Report

                                       1

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             DUKE ENERGY CORPORATION


                             /s/ Richard J. Osborne
                             -----------------------------

                             Richard J. Osborne
                             Executive Vice President and
                             Chief Financial Officer

December 4, 1997

                                       2

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                                 EXHIBIT INDEX


EXHIBIT
NO.      DESCRIPTION
23.1       Consent of Independent Auditors

99.1 The following audited consolidated Financial Statements and Notes of Duke Energy Corporation are included in this Form 8-K:

           Consolidated Statements of Income for the Years
           Ended December 31, 1996, 1995 and 1994

           Consolidated Statements of Cash Flows for the Years
           Ended December 31, 1996, 1995 and 1994

           Consolidated Balance Sheets as of December 31, 1996 and 1995

           Consolidated Statements of Common Stockholders' Equity for the Years Ended December 31, 1996, 1995 and 1994

           Notes to Consolidated Financial Statements
           Independent Auditors' Report


                                       3

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